UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2024
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

First Citizens BancShares, Inc. (“we,” “our,” or “BancShares”) is filing this Current Report on Form 8-K (this “Report”) to retrospectively revise certain historical financial information and related disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024 (our “2023 Form 10-K”), to conform with the segment reporting changes described below.

The segment disclosures in our 2023 Form 10-K included financial results for the General Bank, Commercial Bank, Silicon Valley Banking, and Rail segments and Corporate. As disclosed in our Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended March 31, 2024 filed with the SEC on May 9, 2024, we made the following changes to our segment reporting during the first quarter of 2024:
•the private banking and wealth management components of the Silicon Valley Banking (“SVB”) segment were integrated into the General Bank segment which already included other wealth management activities;
•the SVB segment was renamed SVB Commercial as its customers primarily include commercial clients in key innovation markets, as well as private equity and venture capital clients; and
•the Direct Bank (a nationwide digital banking platform that delivers deposit products to consumers) previously allocated to the General Bank segment was transitioned to Corporate which already included borrowings and brokered deposits.

Segment disclosures and related information for all quarterly periods included in our Form 10-Qs for the quarters ended June 30 and March 31, 2024 conformed with the above described changes to our reportable segments.

In Exhibit 99.1 attached hereto and incorporated by reference into Item 9.01 of this Report, the following items from our 2023 Form 10-K have been retrospectively revised to conform with the above described changes to our reportable segments:
•Part I, Item 1. Business,
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and
•Part II, Item 8. Financial Statements and Supplementary Data.
This Report, including Exhibit 99.1, does not reflect activities or events occurring after we filed our 2023 Form 10-K and does not modify or update information or disclosures in our 2023 Form 10-K, other than to reflect the above described changes in segment reporting. The information in this Report, including Exhibit 99.1, should be read in conjunction with our 2023 Form 10-K, our Form 10-Qs for the quarters ended June 30 and March 31, 2024, and our other subsequent filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits accompany this Report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP (filed herewith)
99.1
Excerpts from BancShares’ Annual Report on Form 10-K for the year ended December 31, 2023 reflecting revisions to the following items for changes in segments: Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	August 14, 2024	By:	/s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer